LEGG MASON PARTNERS EQUITY TRUST

DECEMBER 29, 2010

SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2010 OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND

The following text replaces the section of the Fund’s prospectus titled “More on fund management – Manager and subadviser”:

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of September 30, 2010, LMPFA’s total assets under management were approximately $188.6 billion.

Batterymarch Financial Management, Inc. (“Batterymarch” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for management of cash and short-term instruments. Batterymarch has offices at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of September 30, 2010, Batterymarch had aggregate assets under management of approximately $22 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2010, the total assets under management of Western Asset and its supervised affiliates were approximately $469.4 billion.

LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $673.5 billion.

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